Disclosure About Oil and Gas Producing Activities (Unaudited) (Details 5) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Results of Operations, Oil and Gas Producing Activities Net Income (Excluding Corporate Overhead and Interest Costs) [Abstract]
Oil and gas revenue	$ 721,091	$ 839,111	$ 1,230,020
Production expenses	(266,366)	(288,231)	(280,631)
Depletion and depreciation	(125,121)	(401,200)	(292,951)
Ceiling test and other impairments	0	(3,144,899)	0
Income tax benefit (expense)	83,112	(9,841)	3,736
Total	$ 412,716	$ (3,005,060)	$ 660,174